MRU HOLDINGS INCORPORATED

Filling the Growing Funding Gap in Education Finance

NASDAQ Global Market: UNCL

August 2007

Disclaimer and Disclosure Statement

This presentation contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.

MRU HOLDINGS INCORPORATED

MRU Summary

- Private student loan market expected to grow from $17 billion to $80+ billion by 2012
- Dramatic upheaval in structure of the industry in the past year
- Tremendous opportunity due to open playing field and dramatic market growth
- MRU platform designed to meet needs of consumers and to acquire market share from incumbent players

Wall Street Journal:

"How One Firm Mined the Student Loan Mess—Tiny *MyRichUncle* Draws New Clients After Taking on College Financial Aid System"

MRU HOLDINGS INCORPORATED

One of Fastest Growing Companies in Student Loan Sector


MRU Loans Originated
($ in Millions)
$154.4
+ 297 %
$38.9
FY 2006
FY 2007

- Over $200 million loans originated since inception
- On track for 100% + growth for FY 2008

MRU HOLDINGS INCORPORATED

Senior Management Team

• Ed McGuinn	Chairman and CEO
• Raza Khan	President and Co-Founder
• Vishal Garg	CFO and Co-Founder
• Jonathan Coblentz	Treasurer and Head of Capital Markets

Fastest Growing Consumer Finance Asset Class

- Private student loan business growing 25% annually
  - Growth accelerating as consumers move away from home equity and savings to finance education costs
- Student loan sector dominated by Sallie Mae and others focused on federal student loan market
  - Banks and finance companies focus on mortgages and credit cards
  - Limited number of companies provide private student loans on principal basis
  - First Marblehead (FMD), the leading pure private loan play, grew 10x+ in past five years

Lower Risk than Other Unsecured Consumer Loans

- College grads have lower borrowing risk for lenders
  - Higher annual income growth
  - Higher lifetime income
  - Lower unemployment rate and variability
- Majority of loans are co-signed
  - Co-signed loans are serviced by two incomes
  - Growing post-graduation income for students
  - Co-signers provide support for early life-cycle payments

MRU HOLDINGS INCORPORATED

Education Costs Increasing Faster than Income


Inflation-Adjusted Change in Family Income vs. Tuition and Fees at Four-Year Schools from 1995-96 to 2005-06
3%
34%
52%
Median Family Income (Ages 45-54)
Private Schools Tuition and Fees
Public Schools Tuition and Fees

- Cost of attendance increasing over 10x compared to income growth

MRU HOLDINGS INCORPORATED

Demand for Student Loans Is Inelastic Year-on-Year

- Demand for education increasing while supply (schools) remains flat
  - Student enrollment up 23% in past ten years
  - Projected enrollment up 13% by 2015
- Enrollment rises in good and bad economic cycles driving demand for student loans
- Tuition rising and acceptance rates dropping

2005 Overall Education Funding Sources


$231.2
$96.3 Billion
Funding Gap
$79.0
Personal/Family Funding
$17.3
Private Loans
$68.6
Federal Loans
($ in Billions)
$60.3
Grants
$6.0
Education Tax Benefits
Education Funding Sources

MRU HOLDINGS INCORPORATED

Private Student Loans Growing to Finance Funding Gap


$85.5
$86.8
$86.7
$91.9
$96.3
$6.2
$8.3
$10.7
$14.3
$17.3
2001-02
2002-03
2003-04
2004-05
2005-06
Funding Gap 4% CAGR
Private Loans 30% Historical CAGR
Private Loans
Funding Gap
($ in Billions)

MRU HOLDINGS INCORPORATED

Projected Private Student Loan Volume and Growth

Demand is expected to increase further as more of the funding gap moves away from home equity and savings to private student loans



$80 Billion
25% CAGR
$17.3 Billion
2005
2006
2007
2008
2009
2010
2011
2012

MRU HOLDINGS INCORPORATED

MRU Lends to Highest Socio-Economic Demographic


Graduate
10%
Bachelor's
18%
Associate's
9%
Some College
17%
High School
32%
< High School
14%

- MRU underwrites to top 28% of US population over 25 years old
- Focus on borrowers with best employment and income prospects
- College graduates are superior credit risk

MRU HOLDINGS INCORPORATED

Student Loans a Better Credit Risk – Higher Annual Income


Average Annual Income by
Education Level Achieved
($ in thousands)
$36.3
$42.4
$47.2
$60.0
$75.0
High School
Some College
Associate's
Bachelor's
Graduate

- Average income of college graduates is 65% greater than general population

Student Loans a Better Credit Risk – Greater Income Growth


% Change in Annual Income
in 2005 Constant Dollars
(1995 to 2005)
High School
-5%
Some College
-2%
Associate's
5%
Bachelor's
4%
Graduate
6%

- Income of college and above graduates increasing while others declining

MRU HOLDINGS INCORPORATED

Student Loans a Better Credit Risk – Lower Unemployment Levels


Unemployment by Level of Education Achieved
8.4%
5.3%
4.8%
4.0%
2.9%
< High School
High School
Some College
Associate's
Bachelor's or higher

- Unemployment rates for college graduates are far below general population

Student Loans a Better Credit Risk-Low Unemployment Variability


8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
General Population
College Graduates
92
93
94
95
96
97
98
99
00
01
02
03
04
05

- College graduates fare better in good and bad economic cycles
- 3.5% variance from high to low in general population
- 1.5% variance from high to low for college graduates
- Superior performance in meeting payment obligations

MRU HOLDINGS INCORPORATED

MRU Loan Products

- Prime Private Loans
  - Students with strong co-borrowers or strong credit history
  - Strong future income prospects and repayment capacity
- Preprime Private Loans
  - Students with limited credit history
  - High academic achievement
  - Extremely strong future income and repayment capacity
- Federal Loans
  - Marketed purely direct to consumer
  - One-stop financing solution for college, with low rates
  - Over 100 bps cheaper than other lenders
  - Generate customer loyalty and demand for add-on products

MRU HOLDINGS INCORPORATED

Proprietary Analytics + Tight FICO and Credit Standards


Traditional FICO-Based Credit Analytics Used by Other Lenders
MRU Proprietary Analytics
Extensive Verification of Income, Identity and Enrollment

Leads to Superior Loan Performance Over Time

MRU HOLDINGS INCORPORATED

MRU's Model Validated by Securitization Market

- First securitization of $200 million of prime private loans in June 2007
  - 83% of bonds rated AAA
- Sold loans to the trust at a premium
  - Raised pre-funding account to finance loans originated in July-Sept
- Excellent economics despite market besieged by sub-prime worries
  - Total economics: 13% of loan balance sold into trust
- Highly competitive cost of funds
  - Comparable to long-standing issuers

MRU HOLDINGS INCORPORATED

MRU Securitization Structure for Prime Loans

Ratings and Use of Bond Proceeds Issued by MRU Securitization Trust


BB $13.0
A $21.5
AAA
$165.5
$27.0
$35.2
$137.8
Reserve Account
Fwd. Purchase of MRU Prime Loans
Initial Purchase of MRU Prime Loans
($ in Millions)
Bond Ratings
Use of Proceeds

MRU HOLDINGS INCORPORATED

MRU's Business Model

- Primary revenue drivers
  - Origination fees earned on loans funded
  - Interest income
  - Premiums or NPV of residuals from securitization
  - Referral marketing fees
- Primary expenses
  - Marketing incurred to generate customer demand
  - Corporate expense
  - Costs to originate and process loans
  - Fees and expenses of capital markets transactions
  - Technology costs for new product development

MRU HOLDINGS INCORPORATED

Economic Model Scales Rapidly towards Profitability - Revenue


Increase in Equity 1.96%
GAAP Gain on Sale 11.8%
Future improvement in servicing fees 2.0%
Interest Spread 1.0%
Origination Fees 3.5%
NPV of Future Interest Spread 8.5%
GAAP Economics as % of Loans Sold to Securitization Trust
Approximate Business Economics on Current Prime Loans Originated by MRU

Long-Term Economic Model
(as % of Private Loans Originated)

MRU HOLDINGS INCORPORATED

Economies of Scale in Costs Pick Up As Volume Grows


2.0%
5.0%
2.0%
11.0%
1.5%
2.0%
2.0%
5.0%
Start-up Cost Structure
Future Expected Cost Structure
Long-Term Costs over next 18 -24 months
(as % of Private Loans Originated)
Future Product Development
Corporate Overhead
Origination & Customer Service Cost
Long Term Customer Acquisition Cost

MRU HOLDINGS INCORPORATED

Loan Origination Volume Growth Continues


Originations by Consecutive Quarter
Federal Loans
Preprime Private Loans
Prime Private Loans
$47.4 Million
$7.7 Million
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07

- Seasonal business
- Q1 busiest quarter
- Q1 08 to be largest volume quarter yet
- Q1 08 will set baseline for next three months of origination levels

MRU HOLDINGS INCORPORATED

Volume Growth by Same Quarter is Very Strong


$1.8
$13.8
$31.8
$3.5
$9.7
$24.1
$0.6
$9.2
$24.8
$0.2
$15.1
$2.4
$10.6
$22.1
$8.0
$3.0
$7.7
$7.9
Q3 05
Q3 06
Q3 07
Q4 05
Q4 06
Q4 07
Q1 05
Q1 06
Q1 07
Q2 05
Q2 06
Q2 07
Federal Loans
Preprime Private Loans
Prime Private Loans
($ in Millions)

- Q1 08 will continue to show healthy growth in origination volume vs. Q1 07

MRU HOLDINGS INCORPORATED

Growth in Originations Will Fuel Future Profitability

- MRU to continue to gain market share
- Leverage powerful direct-to-consumer model
  - Reach consumers with competitively priced suite of loan products
  - 75% of customers have repeat borrowing needs
- Focus on discounting federal loans differentiates MRU
- MRU is conflict-free lender gaining credibility with students and parents
- Strategic partnerships with strong trust among student population
- Legislative changes to open formerly closed channels

Proposed Regulations Effect on Other Lenders

Overall	• Some lenders will exit sector • Financial aid officers will be regulated to do what is in best interest of students
Reduce interest rate subsidy	• Lower margins on federal student loans • Reduced incentives to financial aid officers • Reduced ability to lock up volume at certain schools
Reduce guarantee rates	• Lower margins on federal student loans • School as lender deals in jeopardy
Eliminate Preferred Lender Lists	• Reduced market share (1,500 schools have two lenders with 90% market share)
Eliminate perks to colleges	• Lower sales expense • Revise business model due to reduced exclusivity
Eliminate lender-sponsored call centers	• Business disruption • Sale or closing of call centers

MRU HOLDINGS INCORPORATED

Proposed Regulations Effect on MRU

Overall	• Reduced competition • Lower customer acquisition costs • Better rates for students!
Reduce interest rate subsidy	• No effect on P+L • MRU now discounts federal loans
Reduce guarantee rates	• No effect – origination focused on high quality private loans • Federal loans < 5% of originations
Eliminate Preferred Lender Lists	• Increased market share for MRU as students shop for best offer
Eliminate perks to colleges	• No effect on P+L • Increased market share for MRU
Eliminate lender-sponsored call centers	• No effect

MRU HOLDINGS INCORPORATED

New Strategic Partnerships

- Leading provider of test prep and educational services
  - Reach over 50% of college and graduate school-bound students annually
- More than two million students applying to college and grad school are assisted by The Princeton Review every year
- Exclusive multi-year education financing partnership
  - MyRichUncle featured on The Princeton Review website; in their popular books; and at thousands of nationwide high school events
- Exclusive right to market The Princeton Review's extensive database
- MyRichUncle innovative test prep loan

New Strategic Partnerships

STA TRAVEL
THE STUDENT EXPERIENCE

- World's largest student and youth travel company
  - More than 300 branches in 90 countries
  - Servicing 2.5 million students every year
  - More than 70 retail locations in U.S.
- Aligns MRU with the 18 to 30 year-old market
- Distribution at retail for MRU products
  - Additional direct-to-consumer point of contact
- MyRichUncle innovative travel financing products

MRU HOLDINGS INCORPORATED

Corporate and Capital Market Milestones

June 2007	First securitization of $200 million of prime private loans
Mar/Apr 2007	Partnered with The Princeton Review and STA Travel
October 2006	Listed on NASDAQ under symbol UNCL
May 2006	Began student advocacy position
May/June 2006	Launched Preprime and Federal student loan products
January 2006	$175 million credit facility with Merrill Lynch
May 2005	Launched MyRichUncle private loan platform
July 2004	Merged into NASDAQ listed company (MHOI)
1999 to 2004	Developed credit and origination model with data back to 1967

MRU HOLDINGS INCORPORATED

MRU Capital Structure

Shares (6/30/07)	
Common Stock	25,714,393
Convertible Preferred	8,257,575
Primary	**33,971,968**
Warrants Outstanding	6,555,292
Options Outstanding	4,954,814
Fully Diluted	**45,482,074**

Market Cap (at $6.30 Treasury Stock Method)	$250 MLN
Stock Symbol	UNCL
Exchange	NASDAQ Global Market
Added to Russell Microcap Index	June 2007
First $200mm securitization	June 2007

MRU HOLDINGS INCORPORATED

MRU Key Investment Characteristics

- Student lending is fastest growing segment of consumer finance market
- Building brand equity as an advocate for a growing student population
- Broad range of competitively-priced products through efficient direct-to-consumer model
- Proprietary underwriting platform incorporating credit/income data
- Securitization business model
- Strong management team

MRU HOLDINGS INCORPORATED

Appendix

MRU HOLDINGS INCORPORATED

MRU in the Media


FAST COMPANY, MARCH 2006
16
STUDENT LOANS
10th ANNIVERSARY ISSUE
FAST COMPANY
FAST50



BusinessWeek online

TECH'S BEST YOUNG ENTREPRENEURS

5 of 12

Raza Khan and Vishal Garg

Ages: Both 28
Company: MyRichUncle
Funding: $29 million from Battery Ventures

Many recent college grads recall well the struggle of paying for school. Few take on the $15 billion private student loan industry in response. New York University alumni Khan and Garg had many hardworking friends who had trouble getting loans because of their parents' income level. So they founded MyRichUncle, which considers not only income but also a host of factors traditional lenders ignore, such as major, grades, and career aims. The company also tries to match loan type to career goals, advising future teachers, for example, to avoid too much debt. In half a year, MyRichUncle has lent $22 million to 1,600 students, thanks to a $400 million credit facility by banks including Merrill Lynch.

Advice: "It's not about how much you can make," Khan says. "You have to be focused on building something greater than yourself."

Special Report: Young Entrepreneurs of Tech

More Slide Shows

MRU HOLDINGS INCORPORATED

MRU in the Media—Launch of Federal Loan Product

Home & Family • Personal Finance • Cars • Health • Leisure & Arts

PERSONAL JOURNAL.

THE WALL STREET JOURNAL.



THURSDAY, JUNE 15, 2006 D1

Inside

Student Lender Offers Low Rates
MyRichUncle, a private student lender, is jumping into the federal student-loan market with loans that are one to nearly two percentage points lower than the new rates for federal Stafford loans and PLUS loans, which include parent loans for undergraduate students.

(Article on Page D3)

Scrutiny of Risky Mortgages



Standard & Poor's is taking a closer look at the risks exotic mortgages pose to homeowners. The credit-rating company is changing the way it evaluates pools of mortgages that include "piggyback" loans used to finance down payments.

(Article on Page D3)

* * *

■ **Fewer Serious Medical Errors:** Hospitals have saved an estimated 122,300 lives in the past 18 months through a massive campaign to reduce lethal errors, according to the group that led the national effort. About 3,100 hospitals participated in the project.

Student Lender Woos Borrowers With Low Rates

By Jane J. Kim

Although interest rates on federal student loans are expected to rise next month, at least one student lender is aiming to start a price war.

MyRichUncle, a private student lender owned by **MRU Holdings** Inc. of New York, is jumping into the federal student-loan market today with loans that are one to nearly two percentage points lower than new rates that will be offered on federal Stafford loans, which are loans taken out by students, and on PLUS loans, which include the parent loans for undergraduate students and the new loans for graduate students. After July 1, the interest rates on new Stafford loans will change to a fixed rate of 6.8% while rates for PLUS loans will move to 8.5%.

These new rates, however, are the maximum rates that lenders can charge on these loans. So, while that means the government has essentially set a cap on what banks offering federal student loans can charge, it didn't set a floor.

That is where MyRichUncle says it has an opportunity to attract new borrowers. The company says it will offer Stafford and PLUS loans at fixed rates of 5.8% and 6.78%, respectively. Because the company's operations are more efficient, says President Raza Khan, it can use the cost savings to lower rates. As more students sign up for loans, the company says it may be able to further cut rates. "We believe other lenders will have to slash rates to remain competitive," Mr. Khan says.

Most lenders charge the maximum rates, although nothing prevents them from charging less, says Mark Kantrowitz, a Pittsburgh financial-aid expert who publishes a free Web site called FinAid.org and also sits on the advisory board of MyRichUncle. Indeed, many lenders are expected to move to the new fixed rates in July. SLM Corp., commonly known as Sallie Mae, **Citigroup** Inc.'s Citibank's Student Loan Corp. and **J.P. Morgan Chase** & Co., for example, say their rates on new Stafford and PLUS loans will be 6.8% and 8.5%, respectively, after July 1.

Still, borrowers can reduce those rates through a variety of discounts, such as for signing up for direct debit. Sallie Mae says that many of its lender partners will reduce the rate on PLUS loans by 0.25% if the borrower signs up for direct debit. For the new graduate PLUS loans, borrowers may also qualify for a 1.5% rate reduction as early as the first disbursement and continuing through repayment and up to a 2.5% loan credit after the first 36 on-time payments. Meanwhile, J.P. Morgan Chase offers a 0.6% rate reduction on Stafford loans if borrowers sign up for direct debit and an additional 1% rate reduction if they make 24 on-time payments.

Still, fewer than 10% of students actually qualify for the rate reductions for making a series of on-time payments, says FinAid's Mr. Kantrowitz. Not only do students have to make on-time payments for several years, but they also must continue to do so to keep those benefits.

While MyRichUncle acknowledges that some borrowers might end up with a lower rate if they qualify for all of a particular lender's discounts, MyRichUncle says its interest-rate reduction is immediate, which can be particularly important to parent borrowers who have to begin repayments 60 days after the funds are dispersed. For its part, the company says it will offer a 0.25% rate discount for borrowers who sign up for direct debit and that it will reduce the loan's principal balance by the origination fee after 48 months of on-time payments.

MRU HOLDINGS INCORPORATED

MRU in the Media—Introduction of Preprime Loans

Home & Family • Personal Finance • Cars • Health • Leisure & Arts

PERSONAL JOURNAL.



THE WALL STREET JOURNAL.

Travel Watch

Inside

Drug Makers Push Cancer Effort

New Loan Option for Students



Term-Life Insurance Rates Drop

PERSONAL FINANCE

Loans for Students Who Lack Credit History

By Jane J. Kim

MRU HOLDINGS INCORPORATED

Sources

There are industry and economic data throughout this presentation that were sourced from The College Board, IES National Center for Education Statistics, Student Market Measure and the Bureau of Labor Statistics.

MRU HOLDINGS INCORPORATED